EXHIBIT 10.4

AMENDMENT NO. 1 TO

SPONSORED RESEARCH AGREEMENT

This Amendment No. 1 to Sponsored Research Agreement (“Amendment No. 1”) is entered into and made effective as of April 1, 2015 (“Amendment No. 1 Effective Date”) by and between Juno Therapeutics, Inc. (“Juno”) a Delaware corporation and Seattle Children’s Hospital d/b/a Seattle Children’s Research Institute (“Seattle Children’s”), a Washington nonprofit corporation.

WHEREAS, Juno and Seattle Children’s have previously entered into a Sponsored Research Agreement dated February 13, 2014 (“Original SRA”); and

WHEREAS, the parties wish to amend the Original SRA under the terms and conditions herein.

NOW, THEREFORE, in consideration of the premises and mutual promises set forth in this Amendment No. 1, and other good and valuable consideration, the exchange, receipt and sufficiency of which are acknowledged, Seattle Children’s and Juno hereby agree as follows:

1. Survival of Agreement Terms. Except as expressly provided for herein below, all terms and conditions of the Original SRA remain unchanged and in full force and effect. In the event of any conflict between the terms and conditions of this Amendment No. 1 and the Original SRA, the terms and conditions set forth in this Amendment No. 1 shall control with respect to the subject matter hereof.

2. Section 10(a). In Section 10(a) of the Original SRA, the phrase “expire on the fifth (5th) anniversary of the Effective Date” is hereby deleted and replaced with “expire on April 30, 2020”.

3. Miscellaneous. This Amendment No. 1 may be executed in two or more counterparts, each of which will be deemed an original and all which together will constitute one and the same Amendment No. 1. This Amendment No. 1 may not be altered, amended or modified in any way except by a writing (excluding email or similar electronic transmissions) signed by the authorized representatives of both parties. This Amendment No. 1 will be governed by, interpret and enforced in accordance with the laws of the State of Washington, without regard to conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their respective duly authorized representatives as of the Amendment No. 1 Effective Date.

JUNO THERAPEUTICS, INC.		SEATTLE CHILDREN’S HOSPITAL D/B/A SEATTLE CHILDREN’S RESEARCH INSTITUTE

By:	/s/ Andy Walker	By:	/s/ James B. Hendricks, PhD
Name:	Andy Walker	Name:	James B. Hendricks, PhD
Title:	SVP, Manufacturing & Operations	Title:	President, Research Institute
Date:	March 20, 2015	Date:	March 19, 2015